                                                                    Exhibit 99.3


                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the November 20, 1998 Distribution Date

                 For the period beginning on October 1, 1998 and
                  ending on October 31, 1998 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilties Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

         3.       The undersigned is an Officer of the Master Administrator.

         4.       The date of this Report is November 18, 1998.

         5.       POOL FACTOR.

                  (a)      The Pool Factor with respect to
                           October 1, 1998 was..........................................      .21614178
                                                                                         --------------
                  (b)      The Pool Factor with respect to
                           October 31, 1998 was .........................................     .17716256
                                                                                         --------------

         6.       INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING
                  OF DUE PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           October 1, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding
                           Distribution Date) was........................................ $7,137,001.45
                                                                                         --------------
                  (b)      The Seller Certificate


                           Principal Balance as of October 1, 1998 (after giving
                           effect to the disbursements in reduction of
                           principal, if any, on the immediately preceding
                           Distribution Date) was.......................................$    799,057.25
                                                                                         --------------

         7.       OCCURRENCE OF A REQUIRED RESERVE EVENT

                  (a)      The Delinquency Ratio is......................................         *9.42%
                                                                                         --------------
                  (b)      The Three Month Deliquency Ratio is...........................        *16.38%
                                                                                         --------------

                  (c)      The Gross Loss Ratio is.......................................         14.24%
                                                                                         --------------

                  (d)      The Three Month Gross Loss Ratio is...........................         10.90%
                                                                                         --------------

                  (e)      The percentage of eligible claims on the ALPI policy
                           not paid in a timely manner
                           is(*).........................................................        *43.01%
                                                                                         --------------

                  (f)      The Required Reserve Percentage is............................         10.00%
                                                                                         --------------

                  (g) * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $290,457.71 of claims which are currently in dispute. Such disputed claims represent 11.22% of all eligible claims.

                  SEE ANNEX C.1 FOR RATIO CALCULATIONS.

         8.       AGGREGATE MONTHLY SERVICING FEE.

                  (a)      The Monthly Servicing Fee owing
                           to the Servicer on the related
                           Distribution Date is ........................................$     46,279.97
                                                                                         --------------
                  (b)      The amount of accrued and unpaid
                           Monthly Servicing Fees in respect of
                           prior Due Periods is ........................................$           -0-
                                                                                         --------------
                  (c)      The total Monthly Servicing Fee paid or payable to
                           the Servicer in respect
                           of such Due Period [a+b] is..................................$     46,279.97
                                                                                         --------------


         9.       AGGREGATE MONTHLY SUBROGATION AMOUNT.

                  (a)      The Monthly Subrogation Amount
                           owing on the related Distribution
                           Date is......................................................$           -0-
                                                                                         --------------
                  (b)      The amount of accrued and unpaid Monthly Subrogation
                           Amount in respect of prior
                           Due Periods is ..............................................$           -0-
                                                                                         --------------

                  (c)      The total Monthly Subrogation Amount paid or payable
                           to the Master Administrator in respect of such Due
                           Period [a+b] is..............................................$           -0-
                                                                                         --------------

         10.      AGGREGATE MONTHLY ADMINISTRATOR FEE.

                  (a)      The Monthly Administrator Fee owing
                           on the related Distribution Date is .........................$      7,476.40
                                                                                         --------------
                  (b)      The amount of accrued and unpaid
                           Monthly Administrator Fees in respect
                           of prior Due Periods is......................................$           -0-
                                                                                         --------------
                  (c)      The total Monthly Administrator Fee paid or payable
                           to the Master Administrator in respect of such Due
                           Period [a+b] is..............................................$      7,476.40
                                                                                         --------------
         11.      THE CASH RESERVE ACCOUNT.

                  (a)      The Insurance Reserve Amount/The Insurance
                           Deductible

                           (i)      The Insurance Reserve Amount as
                                    of the first day of the Due Period..................$    221,855.45
                                                                                         --------------
                           (ii)     The aggregate Insurance Deductible
                                    deposited by the Seller into the
                                    Cash Reserve Account with respect
                                    to Auto Loans acquired..............................$             0
                                                                                         --------------

                           (iii)    The aggregate amount to be withdrawn
                                    from the Insurance Reserve Amount,
                                    deposited into the Collection Account
                                    and applied against the aggregate
                                    amount of the Insurance Deductible..................$      3,030.11
                                                                                         --------------



                           (iv)     The aggregate amount of Monthly
                                    Subrogation Amount to be deposited
                                    into the Insurance Reserve Amount
                                    on the related Deposit Date.........................$           -0-
                                                                                         --------------

                           (v)      The Insurance Reserve Amount as of
                                    the end of the Due Period is........................$    218,825.34
                                                                                         --------------
                  (b)      The Available Cash Reserve Amount

                           (i)      The Required Cash Reserve Amount
                                    (assuming all withdrawals or deposits to
                                    be made with respect to the current
                                    Distribution Date are made) is......................$    713,700.15
                                                                                         --------------

                           (ii)     The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (prior to any withdrawals or deposits
                                    to be made with respect to the current
                                    Distribution Date are made) is......................$    761,053.44
                                                                                         --------------

                           (iii)    The amount to be deposited to
                                    (withdrawn from) the Available Cash
                                    Reserve Amount with respect to the
                                    current Distribution Date is........................$    122,231.94
                                                                                         --------------

                           (iv)     The amount to be deposited to
                                    (withdrawn from) the Available Cash
                                    Reserve Amount with respect to the
                                    current Distribution Date is........................$   (842,223.25)
                                                                                         --------------

                           (v)      The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (after any withdrawals or deposits to be
                                    made with respect to the current
                                    Distribution Date are made) is......................$     41,062.13
                                                                                         --------------

                  (c)      The total Cash Reserve Account as of the end of the
                           Due Period (after giving effect to the deposits and
                           withdrawals in (a) and (b) above) is.........................$    259,887.47
                                                                                         --------------


         12.      AVAILABLE FUNDS.

                  (a)      The amount of Available Funds with
                           respect to the related Due Period was........................$    529,809.34
                                                                                         --------------

                  (b)      The amount of Available Funds with respect to the
                           immediately preceding Due Period that were retained
                           in the Collection Account was................................$             0
                                                                                         --------------

                  (c)      Interest earned on and retained in the Collection
                           Account and interest earned on the Cash Reserve
                           Account and transferred into the Collection Account
                           for the Due Period on the related Deposit Date was...........$      7,476.40
                                                                                         --------------

                  (d)      Total distributable funds with respect
                           to the related Due Period [a+b+c] was........................$    537,285.74
                                                                                         --------------

                  (e)      The amount of Available Funds used to purchase
                           additional Auto Loans during
                           the related Due Period was...................................$           -0-
                                                                                         --------------
                  (f)      The amount of Available Funds and interest earned on
                           the Collection Account remaining after the purchase
                           of additional Auto Loans with respect
                           to the related Due Period [d-e] is...........................$    537,285.74
                                                                                         --------------

         13.               DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION
                           DATE. The Certificate Rate is 6.50%.

                  (a)      The amount of the aggregate Monthly
                           Servicing Fee to be paid to the Servicer
                           on such Distribution Date is.................................$     46,279.97
                                                                                         --------------

                  (b)      The amount of the aggregate Monthly Subrogation
                           Amount to be paid to the Master Administrator on such
                           Distribution date is.........................................$           -0-
                                                                                         --------------

                  (c)      The amount of the Monthly Administrator
                           Fee to be paid to the Master Administrator
                           on such Distribution Date is.................................$      7,476.40
                                                                                         --------------


                  (d)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Investor Certificates at the Certificate Rate,
                           including any Shortfall so allocable is......................$     38,658.76
                                                                                         --------------
                  (e)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes payments
                           in reduction of principal with respect
                           to the Investor Certificates is..............................$  1,287,093.86
                                                                                         --------------
                  (e)(1)   The amount of the aggregate distribution
                           to be made on the Distribution Date
                           which constitutes Turbo Payments.............................$             0
                                                                                         --------------

                  (f)      The total amount of the distribution
                           to be made on such Distribution Date
                           to the Investor Certificateholders [d+e+e(1)] is.............$  1,325,752.62
                                                                                         --------------

                  (g)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Seller Certificate at the Certificate Rate is.........$             0
                                                                                         --------------

                  (h)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes a
                           reduction of principal
                           with respect to the Seller Certificate is....................$             0
                                                                                         --------------
                  (i)      The amount to be deposited (withdrawn) in
                           the Cash Reserve Account is..................................$   (842,223.25)
                                                                                         --------------
                  (j)      The amount to be disbursed to the
                           Seller Certificateholder (other than the
                           amounts referred to in (g) and (h) is........................$             0
                                                                                         --------------
                  (k)      The total amount of the
                           distribution to be made to the
                           Seller Certificateholders [g+h+k] is.........................$             0
                                                                                         --------------


         14.      INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE
                  PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           October 31, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately
                           preceding Distribution Date) was.............................$  5,849,907.59
                                                                                         --------------

                  (b)      The Seller Certificate Principal Balance as of
                           October 31, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution
                           Date or the effect of the computation of the
                           Individual Sold Balance relating to the purchase of
                           additional Auto Loans during the Interest-Only
                           Period in accordance with the terms of the
                           Pooling and Servicing Agreement) was.........................$    799,057.25
                                                                                         --------------

         15.      EVENTS OF ADMINISTRATOR TERMINATION.

                  No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of November 1998.


                                      NYLIFE SFD Holding INC.
                                       as Master Administrator



                                      By: /s/ Scott Drath
                                         -------------------------------
                                         Name:  Scott Drath
                                         Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 18, 1998


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 18, 1998


         In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


         1. AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

                  As of October 31, 1998 [the close of business on the last day of the Due Period]

                      Number of Days      Number of         Aggregate Principal
                       Delinquent        Auto Loans        Balance of Auto Loans
                       ----------        ----------        ---------------------

                  current (0-29)             1,056                 $5,411,100
                        30 - 59                 86                    594,493
                        60 - 89                 19                    134,144
                       90 - 119                 10                     79,987
                      120 - 179                 25                    234,916
                   180 and over                 40                    390,898
                                        ----------                -----------
                   Totals:                   1,236                $ 6,845,538
                                        ----------
                                        ----------

                Aggregate Principal Balance of Defaulted
                Auto Loans at October 31, 1998                      3,826,840
                                                                  -----------


2. Total Amounts Collected during the Due PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

             (a)      The total amount of Payments collected
                      on the Auto Loans and deposited into the
                       Collection Account for the Due Period was........................$    488,223.96
                                                                                         --------------
             (b)      The total amount of Recoveries on Defaulted Auto Loans
                      collected on the Auto Loans and deposited into the
                      Collection Account for the Due Period was.........................$     38,555.27
                                                                                         --------------
             (c)      The total amounts collected on the Auto Loans and
                      deposited into the Collection
                      Account for the Due Period was [a+b]..............................$    526,779.23
                                                                                         --------------

    3.       DEFAULTED AUTO LOANS.

             Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------

                           84                         $769,204.36


    4.       The information specified in item 13(d) through (f)
             STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
                       The Certificate Rate is 6.5%

             (a)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes interest on the Investor
                  Certificates at the Certificate Rate, including any Shortfall so allocable stated on the basis of
                  $1,000 Initial Principal Amount is ...................................$      1.170768
                                                                                         --------------

             (b)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes payments in reduction of principal with respect to the Investor Certificate on the
                  basis of $1,000 Initial Principal Amount is ..........................$     38.979220
                                                                                         --------------

             (c)  The total amount of the distribution to be made on such
                  Distribution Date to the Investor Certificateholders on the
                  basis of $1,000 Initial Principal Amount is ..........................$     40.149988
                                                                                         --------------


                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 18, 1998

             Calculation of Required Cash Reserve Amount as of the November 20, 1998 Distribution Date.

                  (i) The Investor Certificate Principal Balance equals $7,137,001.45

                  (ii)     Required Reserve Percentage equals 10%.

                  (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $713,700.15

                  For purposes of this Annex C, the following term shall have the following meaning:


    "REQUIRED RESERVE PERCENTAGE" MEANS:

             (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

             (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

             (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

             (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

             (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause
                      (e) shall no longer apply until another Three Month Loss Test occurs.

             (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                  ANNEX C.1


                                                                                                 Ratios
                                                                                                 ------

1.     DELINQUENCY RATIO:

         October Principal Balance 60+ days (net)        =      1,005,416.18        =             9.42%
       ----------------------------------------------         -----------------
          October Aggregate Principal Balance                  10,672,377.72


2.     THREE MONTH DELINQUENCY RATIO:

         Sum of August - October Principal Balances
            60+ days (net)                               =      5,463,831.49        =            16.38%
       ----------------------------------------------         -----------------
         Sum of August - October Principal Balances            33,366,276.21


3.     GROSS LOSS RATIO:

         Twelve times the:

           October Principal Balance of Defaulted
               Auto Loans repossessed                    =        126,683.26        =            14.24%
       ----------------------------------------------         -----------------
           October Aggregate Principal Balance                 10,672,377.72


4.     THREE MONTH GROSS LOSS RATIO:

         Twelve times the:

           Sum of August - October Principal Balances
             of Defaulted Auto Loans repossessed         =        303,061.60        =            10.90%
       ----------------------------------------------         -----------------
           Sum of August - October Principal Balances          33,366,276.21


5.     ALPI CLAIMS PAYMENT TEST:

               Aggregate Principal Balance of
          ALPI Claims not paid within timeframe          =      1,113,564.41        =            43.01%
       ----------------------------------------------         -----------------
            Principal Balance of Eligible Claims                2,589,292.28



                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the December 21, 1998 Distribution Date

                For the period beginning on November 1, 1998 and
                 ending on November 30, 1998 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilties Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

3.       The undersigned is an Officer of the Master Administrator.

4.       The date of this Report is December 18, 1998.

5.       POOL FACTOR.

                  (a)      The Pool Factor with respect to
                           November 1, 1998 was..............................................      .17716256
                                                                                             ---------------
                  (b)      The Pool Factor with respect to
                           November 30, 1998 was ............................................      .15489792
                                                                                             ---------------
6.       INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE
         PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           November 1, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding
                           Distribution Date) was........................................    $  5,849,907.59
                                                                                             ---------------

                  (b)      The Seller Certificate Principal Balance as of
                           November 1, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution
                           Date) was.........................................................$    799,057.25
                                                                                             ---------------
7.       OCCURRENCE OF A REQUIRED RESERVE EVENT

         (a)      The Delinquency Ratio is.................................................           *15.52%
                                                                                                      ------

         (b)      The Three Month Deliquency Ratio is.................................                *15.30%
                                                                                                      ------

         (c)      The Gross Loss Ratio is....................................................          20.34%
                                                                                                      ------

         (d)      The Three Month Gross Loss Ratio is..................................                15.31%
                                                                                                      ------

         (e)      The percentage of eligible claims on the ALPI policy not paid in a timely manner
                  is(*)...........................................................................    *43.27%
                                                                                                      ------

         (f)      The Required Reserve Percentage is....................................               10.00%
                                                                                                      ------

         (g)      * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $307,960.05 of claims which are currently in dispute. Such disputed claims represent 12.07% of all eligible claims.

         SEE ANNEX C.1 FOR RATIO CALCULATIONS.

8.       AGGREGATE MONTHLY SERVICING FEE.


                  (a)      The Monthly Servicing Fee owing
                           to the Servicer on the related
                           Distribution Date is .............................................$     52,889.16
                                                                                             ---------------
                  (b)      The amount of accrued and unpaid
                           Monthly Servicing Fees in respect of
                           prior Due Periods is ...........................................  $         -0-
                                                                                             ---------------
                  (c)      The total Monthly Servicing Fee paid or payable to
                           the Servicer in respect
                           of such Due Period [a+b] is.......................................$     52,889.16
                                                                                             ---------------

9.       AGGREGATE MONTHLY SUBROGATION AMOUNT.

                  (a)      The Monthly Subrogation Amount
                           owing on the related Distribution
                           Date is...................................................        $         -0-
                                                                                             ---------------
                  (b)      The amount of accrued and unpaid Monthly Subrogation
                           Amount in respect of prior
                           Due Periods is ..........................................         $         -0-
                                                                                             ---------------

                  (c)      The total Monthly Subrogation Amount paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ................           $         -0-
                                                                                             ---------------

10.      AGGREGATE MONTHLY ADMINISTRATOR FEE.

                  (a)      The Monthly Administrator Fee owing
                           on the related Distribution Date is ......................        $      5,438.36
                                                                                             ---------------
                  (b)      The amount of accrued and unpaid
                           Monthly Administrator Fees in respect
                           of prior Due Periods is.......................................... $         -0-
                                                                                             ---------------
                  (c)      The total Monthly Administrator Fee paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is .......................    $      5,438.36
                                                                                             ---------------

11.      THE CASH RESERVE ACCOUNT.

                  (a)      The Insurance Reserve Amount/The Insurance
                           Deductible

                           (i)      The Insurance Reserve Amount as
                                    of the first day of the Due Period..................     $    218,825.34
                                                                                             ---------------

                           (ii)     The aggregate Insurance Deductible
                                    deposited by the Seller into the
                                    Cash Reserve Account with respect
                                    to Auto Loans acquired.............................      $          0
                                                                                             ---------------

                           (iii)    The aggregate amount to be withdrawn
                                    from the Insurance Reserve Amount,
                                    deposited into the Collection Account
                                    and applied against the aggregate
                                    amount of the Insurance Deductible..............         $      4,516.87
                                                                                             ---------------


                           (iv)     The aggregate amount of Monthly
                                    Subrogation Amount to be deposited
                                    into the Insurance Reserve Amount
                                    on the related Deposit Date.........................     $         -0-
                                                                                             ----------------

                           (v)      The Insurance Reserve Amount as of
                                    the end of the Due Period is..................           $    214,308.47
                                                                                             ----------------
                  (b)      The Available Cash Reserve Amount

                           (i)      The Required Cash Reserve Amount
                                    (assuming all withdrawals or deposits to
                                    be made with respect to the current
                                    Distribution Date are made) is.................          $    584,990.76
                                                                                             ----------------

                           (ii)     The Available Cash Reserve Amount
                                     available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (prior to any withdrawals or deposits
                                    to be made with respect to the current
                                    Distribution Date are made) is..................         $     41,062.13
                                                                                             ----------------

                           (iii)    The amount to be deposited to
                                    (withdrawn from) the Available Cash
                                    Reserve Amount with respect to the
                                    current Distribution Date is....................         $          0
                                                                                          ------------------

                           (iv)     The amount to be deposited to
                                    (withdrawn from) the Available Cash
                                    Reserve Amount with respect to the
                                    current Distribution Date is....................         $         -0-
                                                                                          ------------------

                           (v)      The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (after any withdrawals or deposits to be
                                    made with respect to the current
                                    Distribution Date are made) is..................         $     41,062.13
                                                                                          ------------------

                  (c)      The total Cash Reserve Account as of the end of the
                           Due Period (after giving effect to the deposits and
                           withdrawals in (a) and
                           (b) above) is..................................................   $    255,370.60
                                                                                          ------------------

12.      AVAILABLE FUNDS.

                  (a)      The amount of Available Funds with
                           respect to the related Due Period was...............              $    867,837.83
                                                                                          ------------------

                  (b)      The amount of Available Funds with respect to the
                           immediately preceding Due Period that were retained
                           in the Collection Account was..............................       $          0
                                                                                          ------------------

                  (c)      Interest earned on and retained in the Collection
                           Account and interest earned on the Cash Reserve
                           Account and transferred into the Collection Account
                           for the Due Period on the related
                           Deposit Date was ..............................................   $      5,438.36
                                                                                          ------------------
                  (d)      Total distributable funds with respect
                           to the related Due Period [a+b+c] was.   ........                 $    873,276.19
                                                                                          ------------------

                  (e)      The amount of Available Funds used to purchase
                           additional Auto Loans during
                           the related Due Period was................................        $         -0-
                                                                                          ------------------

                  (f)      The amount of Available Funds and interest earned on
                           the Collection Account remaining after the purchase
                           of additional Auto Loans with respect
                           to the related Due Period [d-e] is...................             $    873,276.19
                                                                                          ------------------

13.      DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.
         The Certificate Rate is 6.50%.

                  (a)      The amount of the aggregate Monthly
                           Servicing Fee to be paid to the Servicer
                           on such Distribution Date is..................................    $     52,889.16
                                                                                          ------------------
                  (b)      The amount of the aggregate Monthly Subrogation
                           Amount to be paid to the Master Administrator on such
                           Distribution date is..........................................    $         -0-
                                                                                          ------------------

                  (c)      The amount of the Monthly Administrator
                           Fee to be paid to the Master Administrator
                           on such Distribution Date is...................................   $      5,438.36
                                                                                          ------------------


                  (d)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Investor Certificates at the Certificate Rate,
                           including any Shortfall so allocable is....................       $     31,687.00
                                                                                          ------------------
                  (e)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes payments
                           in reduction of principal with respect
                           to the Investor Certificates is ............................      $    735,178.15
                                                                                          ------------------

                  (e)(1)   The amount of the aggregate distribution
                           to be made on the Distribution Date
                           which constitutes Turbo Payments.........................         $           0
                                                                                          ------------------
                  (f)      The total amount of the distribution
                           to be made on such Distribution Date
                           to the Investor Certificateholders [d+e+e(1)] is...               $    766,865.15
                                                                                          ------------------

                  (g)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Seller Certificate at the Certificate Rate is............  $      4,328.23
                                                                                          ------------------
                  (h)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes a
                           reduction of principal with respect to the Seller
                           Certificate is................                                    $     43,755.29
                                                                                          ------------------

                  (i)      The amount to be deposited (withdrawn) in
                           the Cash Reserve Account is.........................              $          0
                                                                                          ------------------

                  (j)      The amount to be disbursed to the
                           Seller Certificateholder (other than the
                           amounts referred to in (g) and (h) is....................         $           0
                                                                                          ------------------

                  (k)      The total amount of the
                           distribution to be made to the
                           Seller Certificateholders [g+h+k] is....................          $     48,083.52
                                                                                          ------------------

14.      INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           November 30, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately
                           preceding Distribution Date) was.....................             $  5,114,729.44
                                                                                          ------------------

                  (b)      The Seller Certificate Principal Balance as of
                           November 30, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution
                           Date or the effect of the computation of the
                           Individual Sold Balance relating to the purchase of
                           additional Auto Loans during the Interest-Only
                           Period in accordance with the terms of the
                           Pooling and Servicing Agreement) was..............                $    755,301.96
                                                                                          ------------------

15.      EVENTS OF ADMINISTRATOR TERMINATION.

                  No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of December 1998.


                                                NYLIFE SFD Holding INC.
                                                  as Master Administrator



                                                By:/s/  Scott Drath
                                                   -----------------------------
                                                   Name:  Scott Drath
                                                   Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 18, 1998


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 18, 1998


             In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


    1.       AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

             As of November 30, 1998 [the close of business on the last day of the Due Period]

                      Number of Days                  Number of                Aggregate Principal
                        Delinquent                    Auto Loans              Balance of Auto Loans
                      --------------                  ----------              ---------------------
                        current (0-29)                     997                       $     4,981,510
                           30 - 59                          98                               649,792
                           60 - 89                          22                               147,342
                           90 - 119                          9                                83,163
                          120 - 179                         20                               166,866
                          180 and over                       0                                   -0-
                                                ---------------                    -----------------
                      Totals:                            1,146                       $     6,028,673
                                                ---------------
                                                ---------------

                Aggregate Principal Balance of Defaulted
                Auto Loans at December 31, 1998                                            4,038,225
                                                                                   -----------------


2.           TOTAL AMOUNTS COLLECTED DURING THE DUE PERIOD AND DEPOSITED INTO
             THE COLLECTION ACCOUNT.

             (a)      The total amount of Payments collected
                      on the Auto Loans and deposited into the
                      Collection Account for the Due Period was...............       $    790,422.94
                                                                                   -----------------
             (b)      The total amount of Recoveries on Defaulted Auto Loans
                      collected on the Auto Loans and deposited into the
                      Collection Account for the Due Period was..............        $     72,898.02
                                                                                   -----------------
             (c)      The total amounts collected on the Auto Loans and
                      deposited into the Collection
                      Account for the Due Period was [a+b]...................        $    863,320.96
                                                                                   -----------------

    3.       DEFAULTED AUTO LOANS.

             Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                   Aggregate Principal
                      Auto Loans                 Balance of Auto Loans
                     -----------                 ---------------------
                           53                         $507,161.34


    4. THE INFORMATION SPECIFIED IN ITEM 13(D) THROUGH (F) STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
                      The Certificate Rate is 6.5%

             (a)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes interest on the Investor
                  Certificates at the Certificate Rate, including any Shortfall so allocable stated on the basis of
                  $1,000 Initial Principal Amount is ................................        $      0.959631
                                                                                          ------------------

             (b)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes payments in reduction of principal with respect to the Investor Certificate on the
                  basis of $1,000 Initial Principal Amount is .........................      $     22.264632
                                                                                          ------------------

             (c)  The total amount of the distribution to be made on such
                  Distribution Date to the Investor Certificateholders on the
                  basis of $1,000
                  Initial Principal Amount is ........................................       $     23.224263
                                                                                          ------------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 18, 1998

             Calculation of Required Cash Reserve Amount as of the January 20, 1999 Distribution Date.

             (i)      The Investor Certificate Principal Balance equals
                      $5,849,907.59

             (ii)     Required Reserve Percentage equals 10%.

             (iii)    The Required Cash Reserve Amount equals (the product of
                      (i) and (ii)) $584,990.76

             For purposes of this Annex C, the following term shall have the following meaning:


    "REQUIRED RESERVE PERCENTAGE" MEANS:

             (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

             (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

             (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

             (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

             (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

             (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                  ANNEX C.1


                                                                                                 Ratios
                                                                                                 ------

1.     DELINQUENCY RATIO:

         November Principal Balance 60+ days (net)            =       1,562,323.29       =       15.52%
       ----------------------------------------------------         -----------------
          November Aggregate Principal Balance                       10,066,898.29


2.     THREE MONTH DELINQUENCY RATIO:

       Sum of September - November Principal Balances
            60+ days (net)                                    =       4,862,858.02       =       15.30%
       ----------------------------------------------------         -----------------
       Sum of September - November Principal Balances                31,773,031.45


3.     GROSS LOSS RATIO:

         Twelve times the:

           November Principal Balance of Defaulted
               Auto Loans repossessed                         =         170,601.95       =       20.34%
       ----------------------------------------------------         -----------------
           November Aggregate Principal Balance                      10,066,898.29


4.     THREE MONTH GROSS LOSS RATIO:

         Twelve times the:

           Sum of September - November Principal Balances
             of Defaulted Auto Loans repossessed              =         405,370.21       =       15.31%
       ----------------------------------------------------         -----------------
           Sum of September - November Principal Balances            31,773,031.45


5.     ALPI CLAIMS PAYMENT TEST:

               Aggregate Principal Balance of
          ALPI Claims not paid within timeframe               =       1,103,928.11       =       43.27%
       ----------------------------------------------------         -----------------
            Principal Balance of Eligible Claims                      2,551,177.83




                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the January 20, 1999 Distribution Date

                  For the period beginning on December 1, 1998
               and ending on December 31, 1998 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilties Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is January 15, 1999.

     5.   POOL FACTOR.

          (a)   The Pool Factor with respect to
                December 1, 1998 was............................................ . 15489792
                                                                                ------------
          (b)   The Pool Factor with respect to
                December 31, 1998 was .......................................... . 13866359
                                                                                ------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)   The Investor Certificate Principal
                Balance as of December 1, 1998
                (after giving effect to the disbursements
                in reduction of principal, if any,
                on the immediately preceding
                Distribution Date) was.......................................... $5,114,729.44
                                                                                --------------

          (b)   The Seller Certificate Principal

                Balance as of December 1, 1998 (after
                giving effect to the disbursements
                in reduction of principal, if any, on
                the immediately preceding Distribution
                Date) was....................................................... $755,301.96
                                                                                --------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)   The Delinquency Ratio is........................................      *16.35%
                                                                                --------------
          (b)   The Three Month Deliquency Ratio is.............................      *13.63%
                                                                                --------------
          (c)   The Gross Loss Ratio is.........................................        8.12%
                                                                                --------------
          (d)   The Three Month Gross Loss Ratio is.............................       14.34%
                                                                                --------------
          (e)   The percentage of eligible claims on the
                ALPI policy not paid in a timely manner
                is(*)...........................................................      *27.93%
                                                                                --------------
          (f)   The Required Reserve Percentage is..............................       10.00%
                                                                                --------------

          (g)   *Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $350,680.48 of claims which are currently in dispute. Such disputed claims represent 13.95% of all eligible claims.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)   The Monthly Servicing Fee owing
                to the Servicer on the related
                Distribution Date is ........................................... $ 40,956.34
                                                                                --------------
          (b)   The amount of accrued and unpaid
                Monthly Servicing Fees in respect of
                prior Due Periods is ........................................... $     -0-
                                                                                --------------
          (c)   The total Monthly Servicing Fee paid
                or payable to the Servicer in respect
                of such Due Period [a+b] is..................................... $ 40,956.34
                                                                                --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)   The Monthly Subrogation Amount
                owing on the related Distribution
                Date is......................................................... $      -0-
                                                                                ------------
          (b)   The amount of accrued and unpaid
                Monthly Subrogation Amount in respect
                of prior Due Periods is ........................................ $      -0-
                                                                                ------------
          (c)   The total Monthly Subrogation Amount
                paid or payable to the Master Administrator
                in respect of such Due Period [a+b] is ......................... $      -0-
                                                                                ------------


     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)   The Monthly Administrator Fee owing
                on the related Distribution Date is ............................ $  4,649.72
                                                                                ------------
          (b)   The amount of accrued and unpaid
                Monthly Administrator Fees in respect
                of prior Due Periods is..........................................$      -0-
                                                                                ------------
          (c)   The total Monthly Administrator Fee
                paid or payable to the Master Administrator
                in respect of such Due Period [a+b] is ......................... $  4,649.72
                                                                                ------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)   The Insurance Reserve Amount/The Insurance
                Deductible

                (i)    The Insurance Reserve Amount as
                       of the first day of the Due Period....................... $ 214,308.47
                                                                                ------------
                (ii)   The aggregate Insurance Deductible
                       deposited by the Seller into the
                       Cash Reserve Account with respect
                       to Auto Loans acquired................................... $     0
                                                                                ------------
                 (iii) The aggregate amount to be withdrawn
                       from the Insurance Reserve Amount,
                       deposited into the Collection Account
                       and applied against the aggregate
                       amount of the Insurance Deductible....................... $  64,150.69
                                                                                 ------------

                 (iv)  The aggregate amount of Monthly
                       Subrogation Amount to be deposited
                       into the Insurance Reserve Amount
                       on the related Deposit Date.............................. $     -0-
                                                                                ------------

                 (v)   The Insurance Reserve Amount as of
                       the end of the Due Period
                       is....................................................... $ 150,157.78
                                                                                -------------
          (b)   The Available Cash Reserve Amount

                 (i)   The Required Cash Reserve Amount
                       (assuming all withdrawals or deposits to
                       be made with respect to the current
                       Distribution Date are made) is............................$511,472.94
                                                                                ------------
                 (ii)  The Available Cash Reserve Amount
                       available for deposit to the Collection
                       Account on the related Deposit Date
                       (prior to any withdrawals or deposits
                       to be made with respect to the current
                       Distribution Date are made) is........................... $41,062.13
                                                                                ------------

                 (iii) The amount to be deposited to
                       withdrawn from) the Available Cash
                       Reserve Amount with respect to the
                       current Distribution Date is............................. $    0
                                                                                ------------

                 (iv)  The amount to be deposited to
                       (withdrawn from) the Available Cash
                       Reserve Amount with respect to the
                       current Distribution Date is............................. $    -0-
                                                                                ------------
                  (v)  The Available Cash Reserve Amount
                       available for deposit to the Collection
                       Account on the related Deposit Date
                       (after any withdrawals or deposits to be
                       made with respect to the current
                       Distribution Date are made) is........................... $  41,062.13
                                                                                -------------

          (c)   The total Cash Reserve Account as of the
                end of the Due Period (after giving effect
                to the deposits and withdrawals in (a) and
                (b) above) is................................................... $ 191,219.91
                                                                                -------------

     12.  AVAILABLE FUNDS.

          (a)   The amount of Available Funds with
                respect to the related Due Period was........................... $ 715,974.18
                                                                                -------------
          (b)   The amount of Available Funds with
                respect to the immediately preceding
                Due Period that were retained in the
                Collection Account was.......................................... $      0
                                                                                -------------
          (c)   Interest earned on and retained in the
                Collection Account and interest earned
                on the Cash Reserve Account and
                transferred into the Collection Account
                for the Due Period on the related
                Deposit Date was ............................................... $   4,649.72
                                                                                -------------
          (d)   Total distributable funds with respect
                to the related Due Period [a+b+c] was........................... $ 720,623.90
                                                                                -------------
          (e)   The amount of Available Funds used
                to purchase additional Auto Loans during
                the related Due Period was...................................... $      -0-
                                                                                -------------
          (f)   The amount of Available Funds and
                interest earned on the Collection
                Account remaining after the purchase
                of additional Auto Loans with respect
                to the related Due Period [d-e] is.............................. $ 720,623.90
                                                                                -------------

     13.  DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.
                The Certificate Rate is 6.50%.

          (a)   The amount of the aggregate Monthly
                Servicing Fee to be paid to the Servicer
                on such Distribution Date is.................................... $ 40,956.34
                                                                                -------------

          (b)   The amount of the aggregate Monthly
                Subrogation Amount to be paid to the
                Master Administrator on such
                Distribution date is............................................ $      -0-
                                                                                -------------

          (c)   The amount of the Monthly Administrator
                Fee to be paid to the Master Administrator
                on such Distribution Date is.................................... $  4,649.72
                                                                                -------------


          (d)    The amount of the aggregate distribution
                 to be made on such Distribution Date
                 which constitutes interest on the Investor
                 Certificates at the Certificate Rate,
                 including any Shortfall so allocable is........................ $  27,704.78
                                                                                -------------

          (e)    The amount of the aggregate distribution
                 to be made on such Distribution Date
                 which constitutes payments in
                 reduction of principal with respect
                 to the Investor Certificates is ............................... $ 450,374.09
                                                                                -------------

          (e)(1) The amount of the aggregate distribution
                 to be made on the Distribution Date
                 which constitutes Turbo Payments............................... $  85,683.71
                                                                                -------------

          (f)    The total amount of the distribution
                 to be made on such Distribution Date
                 to the Investor Certificateholders [d+e+e(1)] is............... $ 563,762.58
                                                                                -------------

          (g)    The amount of the aggregate distribution
                 to be made on such Distribution Date
                 which constitutes interest on the Seller
                 Certificate at the Certificate Rate is......................... $   4,091.22

                                                                                -------------
          (h)    The amount of the aggregate distribution
                 to be made on such Distribution Date
                 which constitutes a reduction of principal
                 with respect to the Seller Certificate is...................... $  50,041.57
                                                                                -------------

          (i)    The amount to be deposited (withdrawn) in
                 the Cash Reserve Account is.................................... $       0
                                                                                -------------

          (j)    The amount to be disbursed to the
                 Seller Certificateholder (other than the
                 amounts referred to in (g) and (h) is.......................... $  57,122.47
                                                                                -------------

          (k)    The total amount of the
                 distribution to be made to the
                 Seller Certificateholders [g+h+k] is........................... $ 111,255.26
                                                                                -------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).


          (a)    The Investor Certificate Principal Balance
                 as of December 31, 1998 (after giving
                 effect to the disbursements in reduction
                 of principal, if any, on the immediately
                 preceding Distribution Date) was............................... $ 4,578,671.64
                                                                                 --------------

          (b)    The Seller Certificate Principal
                 Balance as of December 31, 1998 (after
                 giving effect to the disbursements in
                 reduction of principal, if any, on the
                 immediately preceding Distribution
                 Date or the effect of the computation
                 of the Individual Sold Balance relating
                 to the purchase of additional Auto
                 Loans during the Interest-Only Period
                 in accordance with the terms of the
                 Pooling and Servicing Agreement) was........................... $ 705,260.39
                                                                                -------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of January 1999.


                                          NYLIFE SFD Holding INC.
                                           as Master Administrator



                                          By: /s/ Scott Drath
                                             ----------------------------------
                                             Name:   Scott Drath
                                             Title:  Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1999


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1999


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

          As of December 31, 1998 [the close of business on the last day of the Due Period]

           Number of Days         Number of            Aggregate Principal
             Delinquent           Auto Loans          Balance of Auto Loans
           --------------         ----------          ---------------------
           current (0-29)              907                    $4,640,697
              30 - 59                   92                       536,100
              60 - 89                   24                       142,053
              90 - 119                  10                        67,953
             120 - 179                  17                       141,455
           180 and over                  0                         - 0 -
                                   ---------                  ----------
           Totals:                   1,050                    $5,528,258
                                   ---------                  ----------
                                   ---------                  ----------
       Aggregate Principal Balance of Defaulted
       Auto Loans at December 31, 1998                         4,025,050
                                                              ----------

     2. TOTAL AMOUNTS COLLECTED DURING THE DUE PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)   The total amount of Payments collected
                on the Auto Loans and deposited into the
                Collection Account for the Due Period was......$522,935.71
                                                               -------------

          (b)   The total amount of Recoveries on
                Defaulted Auto Loans collected on the
                Auto Loans and deposited into the
                Collection Account for the Due Period was......$128,887.78
                                                               -------------

          (c)   The total amounts collected on the Auto
                Loans and deposited into the Collection
                Account for the Due Period was [a+b]...........$651,823.49
                                                               -------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------
                         18                         $130,092.08


     4.   The information specified in item 13(d) through (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
                  The Certificate Rate is 6.5%

         (a)  The amount of the aggregate distribution to
              be made on such Distribution Date which
              constitutes interest on the Investor Certificates
              at the Certificate Rate, including any
              Shortfall so allocable stated on the basis of
              $1,000 Initial Principal Amount is ............................... $   0.839030
                                                                                 -------------

         (b)  The amount of the aggregate distribution
              to be made on such Distribution Date which
              constitutes payments in reduction of principal
              with respect to the Investor Certificate on the
              basis of $1,000 Initial Principal Amount is ...................... $  16.234337
                                                                                 -------------

         (c)  The total amount of the distribution to be
              made on such Distribution Date to the Investor
              Certificateholders on the basis of $1,000
              Initial Principal Amount is ..................................... .$  17.073367
                                                                                 -------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1999

          Calculation of Required Cash Reserve Amount as of the January 20, 1999 Distribution Date.

          (i)    The Investor Certificate Principal Balance equals $5,114,729.44

          (ii)   Required Reserve Percentage equals 10%.

          (iii)  The Required Cash Reserve Amount equals (the product of (i) and
                 (ii)) $511,472.94

          For purposes of this Annex C, the following term shall have the following meaning:


    "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause
                 (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                  ANNEX C.1


                                                                                                 Ratios
                                                                                                 ------

1.     DELINQUENCY RATIO:

         December Principal Balance 60+ days (net)            =      1,562,129.35        =       16.35%
       ----------------------------------------------------         -----------------
          December Aggregate Principal Balance                       9,553,308.28


2.     THREE MONTH DELINQUENCY RATIO:

       Sum of October - December Principal Balances
            60+ days (net)                                    =       4,129,868.82       =       13.63%
       ----------------------------------------------------         -----------------
       Sum of October - December Principal Balances                  30,292,584.29


3.     GROSS LOSS RATIO:

         Twelve times the:

           December Principal Balance of Defaulted
               Auto Loans repossessed                         =          64,628.63       =        8.12%
       ----------------------------------------------------         -----------------
           December Aggregate Principal Balance                       9,553,308.28


4.     THREE MONTH GROSS LOSS RATIO:

         Twelve times the:

           Sum of October - December Principal Balances
             of Defaulted Auto Loans repossessed              =         361,913.84       =       14.34%
       ----------------------------------------------------         -----------------
           Sum of October - December Principal Balances              30,292,584.29


5.     ALPI CLAIMS PAYMENT TEST:

               Aggregate Principal Balance of
          ALPI Claims not paid within timeframe               =         702,252.28       =       27.93%
       ----------------------------------------------------         -----------------
            Principal Balance of Eligible Claims                      2,514,649.16


